Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements  are subject to risks and uncertainties,  which could cause actual results to differ materially from those anticipated.  Such  statements  are based on management's  beliefs  as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to: • adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets, • adverse changes in energy industry law, policies and regulations, including market structures and transmission planning, • any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews, disallowances and changes in authorized returns, • any deterioration in our credit quality or the credit quality of our counterparties, • changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, • adverse outcomes of any legal, regulatory or other proceeding,  settlement,  investigation  or claim applicable to us and/or the energy  industry, • changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units, • actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, • any inability to manage our energy obligations, available supply and risks, • delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets, • availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, • increases in competition in energy supply markets as well as for transmission projects, • changes in technology, such as distributed generation, storage and micro grids, and greater reliance on these technologies, • changes in customer behaviors, including increases in energy efficiency, net-metering and demand response, • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, • acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, • delays in receipt of necessary permits and approvals for our construction and development activities, • any inability to achieve, or continue to sustain, our expected levels of operating performance, • changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, • an extended economic recession, • an inability to realize anticipated tax benefits or retain tax credits, • challenges associated with recruitment and/or retention of a qualified workforce, and • changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases. All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements  contained in this report  are intended  to qualify for the safe harbor provisions  of Section 27A   of the Securities Act of 1933,  as amended, and Section  21E  of the Securities Exchange Act of 1934, as amended. EXHIBIT 99 2

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and material one-time items. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears. Management uses Operating Earnings and Adjusted EBITDA in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of Operating Earnings and Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, Operating Earnings and Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of Operating Earnings and Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. From time to time, PSEG, PSE&G and Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “Email Alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and /or Really Simple Syndication (RSS) feeds regarding new postings. PSEG meeting materials and other financial releases can be found on the www.pseg.com website under the investor tab, or at http://investor.pseg.com. 3

Operating Earnings Disciplined investment program and focus on operational excellence have supported growth Power’s diverse fuel mix and dispatch flexibility continue to generate strong earnings and free cash flow in low price environment PSE&G’s investment program has resulted in an increased contribution to PSEG’s earnings *See slide a for Items excluded from Income from Continuing Operations/NET INCOME to reconcile to Operating Earnings. E=Estimate ** 2016 PERCENTS use midpoint of 2016 OPERATING earnings guidance. Operating Earnings* Contribution by Subsidiary ** ** 14 $2.76

PSE&G’s 2016 earnings updated to reflect first-half 2016 results, expanded investment programs and cost control over the balance of the year e =estimate. UPDATED AS OF JULY 29, 2016, 37

Power’s 2016 operating earnings range adjusted to incorporate results from the first half of 2016 Power Operating Earnings* ($ Millions) *SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS. E = ESTIMATE. UPDATED AS OF JULY 29, 2016. Net Income $760 Net Income $856 58

PSEG Power’s revenue stream is secured with over 70% of the portfolio hedged through 2018 **Includes nJ units that CAN fuel switch to gas. Energy Produced in 2015 Average 3 Year Forward Revenue 2016-2018* n Gas n Nuclear n Coal** n <2% from Oil, Pumped Storage 55,213 GWH *FOR THREE YEARS ENDED INCLUDES SIX MONTHS HISTORICAL 2016 DATA. 71

PSEG Operating Results $ Millions (except EPS) 2012 2013 2014 2015 2016E Guidance PSE&G $528 $612 $725 $787 $900 - $935 PSEG Power* $663 $710 $642 $653 $460 - $525 Enterprise/Other $45 ($13) $33 $36 $65 Operating Earnings* $1,236 $1,309 $1,400 $1,476 $1,425 - $1,525 Operating EPS* $2.44 $2.58 $2.76 $2.91 $2.80 - $3.00E Net Income $1,275 $1,243 $1,518 $1,679 EPS $2.51 $2.45 $2.99 $3.30 % YOY Increase – PSE&G 15.9% 18.5% 8.6% 16.6%1 % Regulated Earnings 43% 47% 52% 53% 62%1 A higher regulated earnings mix due to growth in PSE&G earnings with a significant contribution from Power *See slide a for items excluded from NET INCOME to reconcile to operating earnings. 1 - Based on Mid-point of 2016 OPERATING earnings Guidance.   E= estimate       UPDATED AS OF JULY 29, 2016. 77

Strong financial position to support our business initiatives in 2016 and beyond 2016 and Beyond Earnings Continuing strong earnings trend in 2016 with guidance of $2.80 to $3.00 per share Investment Deploying significant capital at PSE&G for projects with contemporaneous returns Pursuing Power projects that satisfy risk adjusted return targets Cash Flow and Credit Metrics Continuing strong internal cash flow aided by bonus depreciation Funding investment program without equity issuance Dividends Providing $0.08 per share dividend increase in 2016 with opportunity for consistent and sustainable growth 78

PSE&G EPS Annual Dividend Per Share (2011-2016 CAGR: 3.7%) Opportunity for meaningful and sustainable dividend growth given significant contribution from PSE&G earnings and Power’s strong financial profile Payout Ratio 50% 58% 56% 54% 54% 57% (1) 88 $1.84E $1.77E $1.64 $1.37 $1.42 $1.44 $1.48 $1.56 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2011 2012 2013 2014 2015 2016E The 2016 payout ratio is based on the midpoint of PSEG's 2016 operating earnings guidance of $2.80-$3.00E per share.

PSEG’s longer-term outlook is influenced by Power’s hedge position and increased investment at PSE&G 2016E 2017E Each $0.75/mcf Change in Natural Gas Each $2/MWh Change in Spark Spread Each $5/MWh Change in Dark Spread Each 1% Change in Nuclear Capacity Factor Segment EPS Drivers Each $100 Million of Incremental Investment Each 1% Change in Sales Electric Gas Each 1% Change in O&M Each 20 basis point Change in Distribution ROE Each 20 basis point Change in Transmission ROE $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.02-$0.05 $0.04 $0.03 $0.01 $0.00-$0.01 $0.02 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 Sensitivities derived from typical annual market variability* * Estimated annual variability approximating one standard deviation based on historical data and forward curve estimates applied to PSEG Power open positions. E = ESTIMATE. Power earnings sensitivities updated for December 31, 2015 PRICE CURVES. PSE&G DISTRIBUTION ROE SENSITIVITIES Exclude energy strong and GSMP. 2018E $0.10-$0.14 $0.05 $0.03 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.02 89

PSEG Summary 2015 Operating Earnings of $2.91 were at the upper end of our upwardly revised guidance of $2.85 - $2.95 per share Forecast high single-digit rate base growth at PSE&G on five year basis from 2015 to 2020, driven by investment in transmission and approved programs Power’s investment program and continued focus on operational excellence with financial strength delivers value in current price environment Strong Balance Sheet and Cash Flow support current capital program and investment in new opportunities without the need for equity Our indicative $0.08 dividend per share increase for 2016 is consistent with our long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth 90

PSEG Financial Highlights * SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS. Maintaining full-year 2016 Operating Earnings guidance of $2.80 - $3.00 per share* Reaching the upper end of our guidance range in 2016 will be difficult even with improvements seen in the power markets, expectations for warm summer weather, normal operations and management of O&M Focused on meeting customer needs for clean, reliable, efficient delivery of energy Infrastructure Spend PSE&G capital spending on T&D for 2016 expected to top $3 billion PSE&G’s Gas System Modernization Program (GSMP) and Energy Strong continue Keys and Sewaren CCGTs construction is on schedule and on budget PSE&G has identified more than $500 million of additional infrastructure spend over the current capital spending plan of $12 billion in the 2016-2020 period Financial position remains strong Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity Debt as a percentage of capitalization was 45% at June 30 99

Items Excluded from Net Income to Reconcile to Operating Earnings Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A 2015 2014 2013 2012 Operating Earnings 1,476 $ 1,400 $ 1,309 $ 1,236 $ Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power) 24 138 86 104 Gain (Loss) on Mark-to-Market (MTM), pre-tax  (a) (PSEG Power) 157 111 (125) (18) Storm O&M, net of insurance recoveries, pre-tax (PSEG Power) 172 (27) (54) (66) Lease Transaction Activity, pre-tax (PSEG Enterprise/Other) - - - 61 Income Taxes related to Operating Earnings reconciling items  (b) (150) (104) 27 (42) Net Income 1,679 $ 1,518 $ 1,243 $ 1,275 $ Fully Diluted Average Shares Outstanding (in Millions) 508 508 508 507 Operating Earnings 2.91 $ 2.76 $ 2.58 $ 2.44 $ Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.05 0.27 0.17 0.21 Gain (Loss) on Mark-to-Market (MTM), pre-tax  (a) (PSEG Power) 0.31 0.22 (0.25) (0.04) Storm O&M, net of insurance recoveries, pre-tax (PSEG Power) 0.34 (0.05) (0.11) (0.13) Lease Transaction Activity, pre-tax (PSEG Enterprise/Other) - - - 0.12 Income Taxes related to Operating Earnings reconciling items  (b) (0.31) (0.21) 0.06 (0.09) Net Income 3.30 $ 2.99 $ 2.45 $ 2.51 $ (a) Includes the financial impact from positions with forward delivery months. (b) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds. ($ Per Share Impact - Diluted, Unaudited) Consolidated Operating Earnings Reconciliation PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Reconciling Items For the Year Ended December 31, ($ Million, Unaudited)

Items Excluded from Net Income to Reconcile to Operating Earnings

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Months Ended June 30,		Year-Ended December 31,	
	2016	2015	2016	2015	2015	2014
	($ Millions, Unaudited)					
Operating Earnings	$ 289	$ 289	$ 752	$ 818	$ 1,476	$ 1,400
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power)	-	3	(8)	10	24	138
Gain (Loss) on Mark-to-Market (MTM), pre-tax [(a)] (PSEG Power)	(171)	48	(149)	14	157	111
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)	-	45	-	172	172	(27)
Income Taxes related to Operating Earnings reconciling items [(b)]	69	(40)	63	(83)	(150)	(104)
Net Income	$ 187	$ 345	$ 658	$ 931	$ 1,679	$ 1,518
Fully Diluted Average Shares Outstanding (in Millions)	508	508	508	508	508	508
	($ Per Share Impact - Diluted, Unaudited)					
Operating Earnings	$ 0.57	$ 0.57	$ 1.48	$ 1.61	$ 2.91	$ 2.76
Gain (Loss) on NDT Fund Related Activity, pre-tax (PSEG Power)	-	0.01	(0.01)	0.02	0.05	0.27
Gain (Loss) on MTM, pre-tax [(a)] (PSEG Power)	(0.34)	0.09	(0.29)	0.02	0.31	0.22
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)	-	0.09	-	0.34	0.34	(0.05)
Income Taxes related to Operating Earnings reconciling items [(b)]	0.14	(0.08)	0.12	(0.16)	(0.31)	(0.21)
Net Income	$ 0.37	$ 0.68	$ 1.30	$ 1.83	$ 3.30	$ 2.99

(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds.

PSEG

PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG'S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.

B